Exhibit 10.3
NON-EMPLOYEE DIRECTOR
TIME-BASED LTIP UNIT AWARD
UNDER THE PROVISIONS OF THE
CYRUSONE RESTATED 2012 LONG TERM INCENTIVE PLAN

Name of Director:
Award Date:
Number of LTIP Units:

    Pursuant to the provisions of the CyrusOne Restated 2012 Long Term Incentive Plan, as in effect on the date noted above (the “Award Date”) and as it may thereafter be amended (the “Plan”), a copy of which has been delivered to the director named above (“you” or the “Director”), the Board of Directors of CyrusOne Inc. (the “Board”) hereby grants, and the Operating Partnership shall issue, you an award (the “Award”) of an aggregate number of time-based vesting LTIP Units as noted above (the “LTIP Units”), on and subject to the terms of the Plan, the Partnership Agreement and your agreement to the terms, conditions and restrictions contained herein and subject to the vesting criteria contained herein. Capitalized terms used in this Time-Based LTIP Unit Award Agreement (this “Agreement”) that are not defined in this Agreement have the meanings as used or defined in the Plan.

1.    Securities Subject to this Agreement. This Agreement is made with respect to the LTIP Units. You acknowledge that the issuance of the LTIP Units has not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder, or the securities or real estate syndication laws of any state or other jurisdiction, and cannot be disposed of unless they are subsequently registered under the Securities Act and any applicable laws of states or other jurisdictions or an exemption from such registration is available. You acknowledge that the Company does not have any intention of registering the resale of any LTIP Units issued hereunder under the Securities Act or of supplying the information necessary for you to sell any such LTIP Units; and that the Company and the Operating Partnership shall be organized and operated so as to be exempt from registration under the Investment Company Act of 1940, as amended, and from the provisions of that statute designed to protect investors.

2.    Rights of Ownership. Except for the Restrictions (as defined in Section 6 hereof), you are the record and beneficial owner of the LTIP Units. You shall be admitted as a partner of the Operating Partnership with beneficial ownership of the LTIP Units as of the Award Date by (i) signing and delivering to the Operating Partnership a copy of this Agreement and (ii) signing, as a limited partner, and delivering to the Operating Partnership a counterpart signature page to the Partnership Agreement (attached as Exhibit A).

3.    Termination of Restrictions Upon Passage of Time. The Restrictions shall lapse and thereby terminate and be of no further force or effect by reason of or in relation to the passage of time in accordance with and to the extent provided under the terms of this Section 3, except as otherwise determined by the Board in its sole discretion or as otherwise provided in Section 4 or 5 hereof. If you are still a Director on the earlier of (i) the first anniversary of the Award Date and (ii)

the day immediately prior to the date of the next annual meeting of the stockholders of CyrusOne that occurs following the Award Date, then on such date the Restrictions shall lapse and thereby terminate as to all of the LTIP Units.

4.    Termination of Service. Unless the Board determines otherwise, if you shall cease to be a Director for any reason other than by reason of your voluntary resignation, then, effective as of the date of such termination of service, the Restrictions shall lapse and thereby terminate and be of no further force or effect with respect to all of the LTIP Units.

5.    Termination of Restrictions Upon Change in Control. If a Change in Control occurs, then, notwithstanding Section 18 of the Plan, effective as of the date of such Change in Control, the Restrictions shall lapse and thereby terminate and be of no further force or effect with respect to all of the LTIP Units.

6.    Forfeiture. The LTIP Units and any interest therein shall be subject to the forfeiture and transfer restrictions as described in this Section 6 (the “Restrictions”). Except as otherwise determined by the Board or provided in Sections 4 and 5 hereof, any LTIP Units that remain unvested or subject to the Restrictions on the date you cease to be a Director shall be forfeited to CyrusOne as of such date and, upon such forfeiture, all of your rights in respect of such LTIP Units shall cease automatically and without further action by CyrusOne or you. In addition, except as otherwise determined by the Board or provided in Section 17 of the Plan, any LTIP Units that remain subject to Restrictions may not be transferred, sold, assigned alienated, transferred, pledged, attached, conveyed or otherwise encumbered by you in any manner whatsoever and whether or not for consideration. For the purpose of giving effect to this provision, you must execute and deliver to CyrusOne a stock power with respect to each certificate evidencing any of the LTIP Units, thereby assigning to CyrusOne all of your interest in the LTIP Units. By the execution and delivery of this Agreement, you authorize and empower CyrusOne, in the event of a forfeiture of any of the LTIP Units under this Section 6 to (i) date (as of the date you cease to be a Director) those stock powers relating to LTIP Units that remain subject to the Restrictions as of the date you cease to be a Director and (ii) present such stock powers and the certificates to which they relate to CyrusOne’s transfer agent or other appropriate party for the sole purpose of transferring the forfeited LTIP Units to CyrusOne.

7.    Distributions.

    (a)    The vested LTIP Units shall be entitled to receive the same distribution per unit as that paid on Partnership Common Units (as defined in the Partnership Agreement) that were outstanding during the entire quarterly period in respect of which such distribution is paid, commencing with the distribution paid to holders as of the first record date immediately following the Vesting Date applicable to such vested LTIP Units.

    (b)    From and after the Award Date and prior to the applicable Vesting Date, you shall be entitled to receive distributions with respect to such LTIP Units in accordance with the terms of the Partnership Agreement, and your Sharing Percentage for purposes of the Partnership Agreement shall be 100%.

8.    Interpretation. You acknowledge that the Board has the authority to construe and interpret the terms of the Plan and this Agreement if and when any questions of meaning arises under the Plan or this Agreement, and any such construction or interpretation shall be binding on you, your heirs, executors, administrators, personal representatives and any other persons having or claiming to have an interest in the LTIP Units.

9.    Tax Matters.

(a)    83(b) Election. You may make an election to include in gross income in the year of transfer the fair market value of the LTIP Units granted hereunder, in accordance with Section 83(b) of the Code, by completing the form attached hereto as Exhibit B and filing such form with the Internal Revenue Service.

(b)    Taxes. In the event that the award and receipt of the LTIP Units, the expiration of the Restrictions or any other event results in your realization of income or wages which for federal, state and/or local income or other employment tax purposes is, in the opinion of the Company, subject to withholding of tax by the Company, you shall pay to the Company an amount equal to the withholding tax amount that the Company determines applies with respect to such event or make arrangements satisfactory to the Company regarding the payment of such tax, which arrangements may include your agreement to surrender the LTIP Units that have become free of the Restrictions. Otherwise, the Company may, at its discretion and to the extent it determines is necessary to pay such withholding tax amount, withhold any such withholding tax amount from your salary, any LTIP Units that have become free of Restrictions or any other compensation payable to you.

BY SIGNING THIS AGREEMENT, YOU REPRESENT THAT YOU HAVE REVIEWED WITH YOUR TAX ADVISORS THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND THAT YOU ARE RELYING SOLELY ON SUCH ADVISORS AND NOT ON ANY STATEMENTS OR REPRESENTATIONS OF THE COMPANY OR ANY OF ITS AGENTS. YOU UNDERSTAND AND AGREE THAT YOU (AND NOT THE COMPANY) SHALL BE RESPONSIBLE FOR ANY TAX LIABILITY THAT MAY ARISE AS A RESULT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

10.    Notices. All notices and other communications to be given hereunder shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, first class postage prepaid, and addressed to the General Counsel of the Company at the Company’s principal corporate office, or to the Director at the address on file with the Company, or to any other address as to which notice has been given in the manner herein provided.

11.    Effect of Other Arrangements. In the event of any conflict between the terms of the Plan, on the one hand, and the terms of this Agreement, on the other hand, the terms of the Plan shall govern.

12.    Miscellaneous.

    (a)    This Agreement shall be binding upon the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns. Subject to the provisions of the Plan, this Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and shall be construed and interpreted in accordance with the laws of the State of Texas. If any provisions of this Agreement shall be deemed to be invalid or void under any applicable law, the remaining provisions hereof shall not be affected thereby and shall continue in full force and effect.

    (b)    The Board may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate this Agreement prospectively or retroactively; provided, however, that any such waiver, amendment, alteration, suspension, discontinuance, cancelation or termination that would materially and adversely impair your rights hereunder shall not to that extent be effective without your consent (it being understood, notwithstanding the foregoing proviso, that this Agreement and the LTIP Units shall be subject to the provisions of the Partnership Agreement and Sections 18, 19 and 21 of the Plan).

(c)    In the event of any adjustments in authorized LTIP Units as provided in the Partnership Agreement or Section 19 of the Plan, the number of LTIP Units or other securities to which you are entitled pursuant to this Agreement shall be appropriately adjusted or changed to reflect such change, provided that any such additional LTIP Units or additional or different units or securities shall remain subject to the restrictions in this Agreement.

(d)    Unless the Board specifically determines otherwise, the LTIP Units are personal to you and the LTIP Units may not be sold, assigned, transferred, pledged or otherwise encumbered other than by will or the laws of descent and distribution. Any such purported transfer or assignment shall be null and void.

    (e)    All disputes, controversies and claims arising between you and CyrusOne concerning the subject matter of this Agreement or the Plan shall be settled by arbitration in accordance with the rules and procedures of the American Arbitration Association in effect at the time that the arbitration begins, to the extent not inconsistent with this Agreement or the Plan. The location of the arbitration shall be Dallas, Texas or such other place as the parties to the dispute may mutually agree. In rendering any award or ruling, the arbitrator or arbitrators shall determine the rights and obligations of the parties according to the substantive and procedural laws of the State of Texas. The arbitration shall be conducted by an arbitrator selected in accordance with the aforesaid arbitration procedures. Any arbitration pursuant to this Section 12(c) shall be final and binding on the parties, and judgment upon any award rendered in such arbitration may be entered in any court, Federal or state, having jurisdiction. The parties to any dispute shall each pay their own costs and expenses (including arbitration fees and attorneys’ fees) incurred in connection with arbitration proceedings and the fees of the arbitrator shall be paid in equal amounts by the parties. Nothing in this Section 12(c) shall preclude you or CyrusOne from seeking temporary injunctive relief from any Federal or state court located within the State of Texas in connection with or as a supplement to an arbitration hereunder.

    (f)    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. The counterparts shall constitute one and the same instrument, which shall be sufficiently evidenced by any one thereof. Headings used throughout this Agreement are for convenience only and shall not be given legal significance. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “but not limited to”. The term “or” is not exclusive.

(g)    To the extent applicable, this Agreement shall be interpreted in accordance with Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”) and any regulations or guidance that may be adopted thereunder from time to time. Notwithstanding any provision of this Agreement to the contrary, in the event that the Company determines that the award of LTIP Units hereunder may be subject to Section 409A, the Company may adopt such amendments to this Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Company determines are necessary or appropriate to (i) exempt the award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the award, or (ii) comply with the requirements of Section 409A; provided, that this Section shall not create any obligation on the part of the Company to adopt any such amendment, policy or procedure or take any such other action.

13.    Electronic Delivery and Acceptance of Award. By accepting this Award, you agree to participate in the Plan through an on-line or electronic system maintained by the Company or a third party designated by the Company and to accept electronic delivery of any documents, communications or other information that the Company may be required to deliver in connection with the Plan or this Award. Electronic delivery of a document may be via e-mail or by reference to a location on the Company’s intranet site or the internet site of a designated third-party vendor involved in administering the Plan. This Award and Agreement (including any Schedules or Exhibits attached hereto or incorporated by reference herein) can be accepted and signed via your on-line equity account accessible at https://www.benefits.ml.com. Please note that if you do not accept the Award within 30 days of the Award Date, the Award may be forfeited.

14.    Spousal Consent. As a condition to the Operating Partnership’s obligations under this Agreement, the Plan and the Partnership Agreement, if you are married or in a registered domestic partnership, you shall have caused your spouse or domestic partner to execute and deliver to the Operating Partnership the Consent of Spouse in the form attached hereto as Exhibit C (the “Consent of Spouse”). If the Consent of Spouse has not been executed and delivered to the Operating Partnership, you represent and warrant that you are not married, that you are not in a registered domestic partnership and that no person has or will have a marital or community property interest in the LTIP Units. If you marry or enter into a registered domestic partnership after the Award Date, you shall cause your spouse or registered domestic partner to promptly execute and deliver to the Operating Partnership the Consent of Spouse in the form attached hereto as Exhibit C.

EXHIBIT A
FORM OF LIMITED PARTNER SIGNATURE PAGE
The undersigned, desiring to become one of the Limited Partners of CyrusOne LP, hereby becomes a party to the Amended and Restated Agreement of Limited Partnership of CyrusOne LP, as amended through the date hereof (the “Partnership Agreement”).
The undersigned constitutes and appoints the General Partner and its authorized officers and attorneys-in-fact, and each of those acting singly, in each case with full power of substitution, as the undersigned’s true and lawful agent and attorney-in-fact, with full power and authority in the undersigned’s name, place and stead to carry out all acts described in Section 2.4.A of the Partnership Agreement, such power of attorney to be irrevocable and a special power coupled with an interest pursuant to Section 2.4.B of the Partnership Agreement.
The undersigned agrees that this signature page may be attached to any counterpart of the Partnership Agreement.

LIMITED PARTNER

Name:
Date:

Address of Limited Partner:

EXHIBIT B

ELECTION UNDER SECTION 83(b)
TO INCLUDE IN GROSS INCOME IN YEAR OF TRANSFER

The undersigned hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in gross income as compensation for services the excess (in any) of the fair market value of the units described below over the amount paid for those units.

Pursuant to Treasury Regulation Section 1.83-2, the following information is submitted:

1.Name:            ________________________________

    Address:             ________________________________
                    ________________________________

    Social Security No:         ________________________________

2.Description of the property with respect to which the election is being made: ______________ LTIP Units (the “Units”) in CyrusOne LP, a Maryland limited partnership (the “Partnership”).

3.Date on which the Units were awarded: May 18, 2021

    Taxable year for which the election is made: Calendar year 2021

4.Nature of the restrictions to which the Units are subject: The Units are subject to forfeiture and restrictions on transfer under the terms of the award agreement between the undersigned and the Partnership evidencing the Units.

5.Fair market value at the time of transfer (determined without regard to any lapse restriction, as defined in Treasury Regulation Section 1.83-3(i)) of the Units for which this election is made: $0.

6.Amount paid by the undersigned taxpayer for the Units: $0.

7.A copy of this statement has been furnished to the Partnership pursuant to Treasury Regulation Section 1.83-2(e)(7).

8.This statement is executed: ____________________ , 2021

____________________________________
Signature

In order to make an election under Section 83(b), this election form must be executed by you within thirty (30) days of the award date. One copy of this form should be submitted to the Partnership and a second copy should be filed within thirty (30) days after the date on which the Units were awarded with the Internal Revenue Service Center with which you normally file your federal income tax return.

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EXHIBIT C
CONSENT OF SPOUSE
I, ____________________, spouse of ____________________, have read, understand and approve the foregoing Time-Based LTIP Unit Award Agreement (the “Award Agreement”), the Partnership Agreement, the Plan (each as defined in the Award Agreement) and all exhibits to each of the foregoing (collectively, the “Agreements”). In consideration of the granting to my spouse of LTIP Units of CyrusOne LP (the “Operating Partnership”) as set forth in the Agreement, I hereby (i) agree to be bound by the provisions of the Agreements insofar as I may have any rights in said Agreements or any securities issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreements or otherwise and (ii) appoint my spouse as my attorney-in-fact to represent me in all matters with regard to the Agreements; to bind my interests, jointly with his or her own, on his or her execution of any document relating to the Agreements; and to do, on my behalf, all things reasonably necessary to carry out and complete the purposes of the Agreements, all without my further consent or authorization, the foregoing appointment being coupled with an interest and expressly made irrevocable. I understand that this Consent of Spouse may not be altered, amended, modified or revoked other than by a writing signed by me, my spouse and the Operating Partnership.

Signature:              Dated:
Printed Name:

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